SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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ENERGY FOCUS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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ENERGY FOCUS, INC.
32000 AURORA ROAD
SOLON, OHIO 44139

August 8, 2008

Dear Shareholder:

This year’s annual meeting of shareholders will be held on September 30, 2008 at 1:00 P.M., local time, at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Solon, Ohio 44139. You are cordially invited to attend.

The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, have been made a part of this invitation.

After reading the Proxy Statement, please promptly mark, date, sign and return the enclosed proxy in the pre - paid envelope to ensure that your shares will be represented.   YOUR SHARES CANNOT BE VOTED UNLESS YOU DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

The Proxy Statement and related proxy form, as well as a copy of the Company’s 2007 Annual Report on Form 10-K, are being sent on or about August 15, 2008.

The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

/s/ Joseph G. Kaveski
Joseph G. Kaveski
Chief Executive Officer

ENERGY FOCUS, INC.
32000 AURORA ROAD
SOLON, OHIO 44139

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 30, 2008

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Energy Focus, Inc. (the “Company”) will be held on September 30, 2008, at 1:00 P.M., local time, at the principal corporate offices of Energy Focus, Inc., 32000 Aurora Road, Solon, Ohio, for the following purposes:

1
To elect eight directors to serve for the ensuing year or until their successors are elected and qualified, the nominees for which are as follows: John M. Davenport, Jim Finnerty, Laurence V. Goddard, Michael Kasper, Joseph G. Kaveski, Paul von Paumgartten, David N. Ruckert, and Philip E. Wolfson;

2	To consider and vote upon a proposal to initiate a new Incentive Stock Plan for 2008; and,

3	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on August 7, 2008 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Nicholas G. Berchtold
Nicholas G. Berchtold
Vice President of Finance, Chief Financial Officer and Secretary
Solon, Ohio
August 8, 2008

IMPORTANT: Please mark, date, sign and promptly mail the enclosed proxy card at your earliest convenience in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

TABLE OF CONTENTS

Information Concerning Solicitation and Voting of Proxies	1
General	1
Revocability of Proxies	1
Record Date and Share Ownership	1
Proposals for Vote	1
Proposal No. 1: Election of Directors	2
Nominees	2
Corporate Governance	3
Required Vote	6
Recommendation of the Board of Directors	6
Report of the Audit and Finance Committee	6
Security Ownership of Principal Shareholders and Management	6
Executive Compensation and Other Matters	8
Compensation Discussion and Analysis	8
Summary Compensation Table	10
2007 Grants of Plan-Based Awards	11
Outstanding Equity Awards at December 31, 2007	12
Option Exercises	12
Equity Compensation Plan Information	13
Employment Agreements	13
Potential Payments Upon Termination or Change of Control	13
Compensation Committee Report	14
Director Compensation	14
Certain Transactions	15
Section 16(a) Beneficial Ownership Reporting Compliance	16
Proposal No. 2: Approval of 2008 Incentive Stock Plan	16
General	16
Brief Description of the 2008 Plan	16
Shares Subject to the 2008 Plan	16
Administration	16
Eligibility	17
Non-Employee Director Options	17
Terms and Conditions of Options	17
Amendments to the 2008 Plan	17
Certain Federal Income Tax Consequences	17
2004 Incentive Stock Plan Information	18
Vote Required and Board of Directors' Recommendation	19
Deadline for Receipt of Shareholder Proposals for the 2009 Annual Meeting	19
Householding Information	19
Other Matters	19
Annual Report on Form 10-K	19

Appendices:

Appendix A: Nominating and Corporate Governance Committee Charter	20
Appendix B: Audit and Finance Committee Charter	24
Appendix C: Compensation Committee Charter	27
Appendix D: 2008 Incentive Stock Plan	32

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

ENERGY FOCUS, INC.
32000 AURORA ROAD
SOLON, OHIO 44139

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES

General

The enclosed proxy is solicited on behalf of the Board of Directors of Energy Focus, Inc., a Delaware corporation (“Energy Focus” or the “Company”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on September 30, 2008 at 1:00 P.M., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Solon, Ohio.

This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about August 15, 2008. The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to the Company, 32000 Aurora Road, Solon, Ohio, Attention: John M. Davenport, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the shareholder.

Record Date and Share Ownership

Only shareholders of record at the close of business on August 7, 2008 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Company had 14,832,130 shares of Common Stock, par value $.0001 per share (“Common Stock”), issued and outstanding as of that date.

Voting

Each share of Common Stock held as of the Record Date entitles its holder to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election. Representatives of The Bank of New York will act as the Inspectors of Election. The Inspectors of Election will also determine whether or not a quorum is present. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under Delaware law for approval of proposals presented to shareholders. Withholding authority to vote on one or more nominees for election as directors will have the practical effect of voting against the election of such nominees for director, because withheld votes will be treated as votes cast under Delaware law. If shares are held in street name through a broker, bank or other nominee and beneficial owners do not provide instructions on how to vote, the broker or other nominee may have authority to vote these shares on certain matters, including the election of directors. When a broker cannot vote on behalf of the beneficial owners pursuant to the rules of the NASDAQ Stock Exchange, the un-voted shares are commonly referred to as "broker non-votes." Broker non-votes on one or more matters are not considered votes cast for voting purposes (although broker non-votes are counted for purposes of establishing a quorum).

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of the nine nominees for director listed in this Proxy Statement, FOR the ratification of the 2008 Incentive Stock Plan and as the proxy holders deem advisable on other matters that may properly come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as voting with respect to that matter. Under Delaware law, a non-vote will have no effect on the outcome of any of the matters referred to in this Proxy Statement.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the Board of Directors, taking into account any recommendations of the Nominating and Corporate Governance Committee, or the number of directors to be elected at this time may be reduced by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

The Company’s Bylaws provide that the number of directors of the Company shall be no less than five and no more than nine, with the exact number within such range to be fixed by the Board of Directors. The Board of Directors has fixed the current number at eight. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has designated, the eight nominees listed below. Biographical information concerning each nominee is set forth below:

Name	Age	Director Since	Background

John M. Davenport	63	2005
Mr. Davenport joined the Board of Directors in July 2005. Mr. Davenport joined us in November 1999 as Vice President, Chief Technology Officer and was appointed Chief Operating Officer in July 2003 and President in July 2005. He also served as Chief Executive Officer from July 2005 until May 2008. Prior to joining Energy Focus, Mr. Davenport served as President of Unison Fiber Optic Lighting Systems, LLC, from 1998 to 1999. Mr. Davenport began his career at GE Lighting in 1972 as a research physicist and thereafter served 25 years in various capacities including GE Lighting's research and development manager and as development manager for high performance LED projects. He is a recognized expert in light sources, lighting systems and lighting applications, with special emphasis in low wattage discharge lamps, electronic ballast technology and distributed lighting systems using fiber optics.

Jim Finnerty	57	—
Mr. Finnerty is currently a Managing Director of Terra Nova Capital, a New York City based boutique investment bank where he focuses on raising capital for emerging growth companies in the energy, technology, life sciences and specialty consumer sectors. Mr. Finnerty’s career has spanned more than 30 years in the institutional money management community having worked for Kidder Peabody, Hambrecht and Quist, Deutsche Bank and Merriman, Curhan and Ford. Mr. Finnerty has focused his efforts in the Boston institutional financial marketplace where he successfully covered all the major accounts including Fidelity, Putnam, Wellington, etc. He has been involved in countless financings including Adobe, Pixar, Genzyme, Amazon, Starbucks and The North Face to name a few. Mr. Finnerty has a Master’s in Business Administration from Cornell University and a Bachelor of Arts in Economics from Boston College. Mr. Finnerty is NASD Series 7 and 63 licensed.

Laurence V. Goddard	55	2008
Mr. Goddard is a director and the President of the Parkland Group, Inc. which he founded in 1989 to provide specialized turnaround and business improvement services.  Mr. Goddard’s experience includes business performance and profitability improvement, turnarounds, workouts and management support.  Mr. Goddard has extensive experience in manufacturing businesses of all types, as well as distribution, retail, service and construction businesses.  From 1982 to 1990, Mr. Goddard was the President and CEO of WACO International, a national manufacturer and distributor of construction equipment and supplies located in Cleveland, OH.  At WACO, Mr. Goddard led the acquisition of eight companies which resulted in the growth of revenues from $8 to over $100 million.  Mr. Goddard has also held roles at Price Waterhouse in Canada.  He is a Canadian Chartered Accountant (inactive), a Chartered Business Valuator (inactive) a Certified Turnaround Professional, and was a director/chairman of the Nominating and Governance Committee and member of the Audit Committee of Oglebay Norton from 2004 to February 2008.

Michael Kasper	58	2004
Mr. Kasper joined the Board in November 2004. From March 2003 to April 2006 he served as President and CEO of United Way of Sonoma-Mendecino-Lake counties in California. From January 1997 to March 2003, he served as a director for United Way of Sonoma-Mendecino-Lake counties in California. Prior to that, from February 1996 to June 2001, Mr. Kasper was Vice President, Human Resources at JDS Uniphase Corporation, a telecommunications firm. At JDS Uniphase, he was operations general manager at their OCLI subsidiary. From June 1972 to September 1995, Mr. Kasper was an executive, holding various positions, at Procter & Gamble Company, a consumer products company.

Joseph G. Kaveski	47	—
Mr. Kaveski joined the Company in April 2008 as Vice President for Business Development and Global Marketing. On May 6, 2008 the Company’s Board of Directors appointed him as Chief Executive Officer. Prior to joining Energy Focus, Mr. Kaveski led his own strategic engineering consulting business, TGL Company, Leawood, Kansas. As a consultant, he worked with Energy Focus on strategic planning initiatives from September 2007 to April 2008. From November 2004 through February 2006, Mr. Kaveski was Vice President of Energy Management Solutions and Strategic Programs and a member of the senior management team at Johnson Controls, Inc., Milwaukee, Wisconsin, a global leader in automotive experience, building efficiency and power solutions.

Paul von Paumgartten	61	2004
Mr. von Paumgartten joined the Board in October 2004. From 1982 up to the present he as held various positions at Johnson Controls, Inc., most recently serving as Director, Energy & Environment since October 1999. Prior to that he was Director of Performance Contracts at Johnson Controls, Inc. Mr. von Paumgartten also was instrumental in the formation of LEED TM (Leadership in Energy and Environmental Design), the energy efficiency qualification program of the U.S. Green Building Council. This is a qualification program for sustainable design developed by an industry coalition representing many segments of the building industry. Mr. von Paumgartten serves as treasurer for LEED TM.

David N. Ruckert	70	1987
Mr. Ruckert joined the Company in November 1987 as President, Chief Operating Officer and a director. He served as Chief Executive Officer of the Company from October 1988 to July 2006 and served as Secretary of the Company from February 1990 to February 1994. He retired as CEO in June, 2005 and as President in September, 2005. From June 1985 to October 1987, he was Executive Vice President of Greybridge, a toy company which he co-founded that was later acquired by Worlds of Wonder in 1987. Prior to that time, he was Executive Vice President of Atari from October 1982 to June 1984 and was a Manager/ Vice President of Bristol-Myers Company in New York from October 1966 to October 1982.

Philip E. Wolfson	64	1986
Dr. Wolfson joined the Board in January 1986. Since 1998, Dr. Wolfson has served as Chief Executive Officer of Phytos, Inc., an herbal medicine development company. He has been Assistant Clinical Professor at the University of California School of Medicine in San Francisco since 1986 and has maintained a private practice in psychiatric medicine since 1982. Dr. Wolfson also served as a director and a consultant to NTI from 1989 to 1992.

Corporate Governance

Director Independence

The Board of Directors has determined each of the following directors to be an “independent director” as that term is defined by applicable listing standards of The NASDAQ Stock Market and SEC rules:

Laurence V. Goddard
Michael Kasper
Paul von Paumgartten
John B. Stuppin Philip E. Wolfson

In this proxy statement these five directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” Based upon the Energy Focus, Inc. Board Corporate Governance Policy mandating Board member retirement upon reaching the age of 72 years old, Mr. Stuppin will not stand for re-election to the Energy Focus, Inc. Board of Directors. It is with sincere sadness that the Company says farewell to Mr. Stuppin. Throughout his 15 years of serving on the Board, Mr. Stuppin made countless contributions to the Company. Most notable were: his leadership during the Company’s IPO and secondary public offering, his guidance in development of the Company’s global acquisition strategy and his vision in transforming Energy Focus, Inc. from a products-company into an Energy Solutions provider. Energy Focus, Inc. sincerely appreciates Mr. Stuppin’s tremendous contributions and guidance throughout his tenure and we wish him the very best in his future endeavors.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held a total of twelve meetings during the fiscal year ended December 31, 2007. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve. In 2007, Mr. Davenport represented the Board at the annual meeting. The Board of Directors has appointed a Compensation Committee, an Audit and Finance Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is an Independent Director. The Board has approved a charter for the Nomination and Corporate Governance Committee, the Audit and Finance Committee and the Compensation Committee.

The Compensation Committee of the Board of Directors, which currently consists of Messrs. Wolfson (Chairman), Kasper, and Von Paumgartten, held two meetings in 2007. The Compensation Committee’s primary functions are to discharge the responsibilities of the Board of Directors relating to compensation of the Company’s executive officers and to produce a report on executive compensation for inclusion in the Company’s annual proxy statement. Other specific duties and responsibilities of the Compensation Committee are to: review and recommend to the Board corporate goals and objectives relevant to compensation of the chief executive officer, evaluate his performance in light of such goals and objectives and set his compensation level based on this evaluation; develop and monitor compensation arrangements for executive officers of the Company, including review and approval of individual compensation; recommend to the Board guidelines for the review of the performance and establishment of compensation and benefit policies for all other employees; make recommendations regarding compensation plans and policies; administer the Company’s stock option plans and other compensation plans; and make recommendations to the Board regarding compensation of the Board of Directors.

The Audit and Finance Committee of the Board of Directors, which currently consists of Messrs. Kasper (Chairman), Goddard, and Stuppin, held four meetings in 2007. The Audit and Finance Committee’s primary functions are to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements and other financial information, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors and the performance of the Company’s internal audit function. Other specific duties and responsibilities of the Audit and Finance Committee are to: appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship   with the Company; and meet with the independent auditors and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes.

The Nominating and Corporate Governance Committee of the Board of Directors, which currently consists of Messrs. von Paumgartten (Chairman), Kasper and Wolfson held one meeting in 2007. The Nominating and Corporate Governance Committee’s primary functions are to seek, evaluate and recommend nominees for election to the Board of Directors and to oversee matters of corporate governance. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to: determine the composition of the committees of the Board; make recommendations regarding candidates for director proposed by shareholders; consider and plan for executive officer succession as well as review management development and succession programs; review on an annual basis the performance of the Board and of management; and consider and make recommendations on matters related to the practices, policies and procedures of the Board.

In late 2007, the Board of Directors completed self-evaluations and reviewed and discussed the results. The Nominating and Corporate Governance Committee oversaw this evaluation process.

The Company does not have a policy regarding attendance by the Directors at the Company’s Annual Meeting. All directors were present at the last meeting held June 14, 2007.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee serves as the standing nominating committee of the Board of Directors, currently consisting of Messrs. von Paumgartten (Chairman), Kasper, and Wolfson. The Board has approved a charter for the Nominating and Corporate Governance Committee. A copy of the charter is attached as Appendix A.

The Board of Directors sets the size of the Board and nominates directors for election at each annual meeting of shareholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election. The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of shareholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the Director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by shareholders. A shareholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing, with any supporting material the shareholder considers appropriate, at the following address: Energy Focus, Inc., 32000 Aurora Road, Solon, Ohio 44139.

Audit Committee

The Company’s Audit and Finance Committee acts as the standing audit committee of the Board of Directors, and currently consists of Messrs. Kasper (Chairman), Goddard, and Stuppin. The Board of Directors has determined that Messrs. Goddard and Stuppin each is an “audit committee financial expert,” as defined by SEC rules, and that each Committee member is an Independent Director. The Board has approved a charter for the Audit and Finance Committee. A copy of the charter is attached as Appendix B.

Compensation Committee

The Company has a standing Compensation Committee of the Board of Directors, currently consisting of Messrs. Wolfson (Chairman), Kasper, and Von Paumgartten. The Board has approved a charter for the Compensation Committee. A copy of the charter is attached as Appendix C.

The Compensation Committee reviews and recommends to the Board corporate goals and objectives relevant to compensation of the chief executive officer, evaluates his performance in light of such goals and objectives and sets his compensation level based on this evaluation; develops and monitors compensation arrangements for executive officers of the Company, including review and approval of individual compensation; recommends to the Board guidelines for the review of the performance and establishment of compensation and benefit policies for all other employees; makes recommendations regarding compensation plans and policies; administers the Company’s stock option plans and other compensation plans; and makes recommendations to the Board regarding compensation of the Board of Directors. The authority of the Compensation Committee may be delegated to a subcommittee of the Compensation Committee, consisting of one or more Directors. The Chief Executive Officer may provide recommendations regarding compensation of other executive officers. The Compensation Committee is empowered to retain consultants for advice on compensation matters. The Compensation Committee did not retain any such consultants during the year 2007.

No director currently serving on the Compensation Committee is or has been an officer or employee of the Company or any of the Company’s subsidiaries. No interlocking relationships exist between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Required Vote

The eight nominees receiving the highest number of votes at the Annual Meeting will be elected as directors of the Company.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit and Finance Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally   accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit and Finance Committee reviewed and has discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 with the Company’s management and its independent auditors. The Audit and Finance Committee met privately with the independent auditors and discussed issues deemed significant by the auditors, including those required by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit and Finance Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committee) and discussed with the independent auditors their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

The foregoing report has been furnished by the Audit and Finance Committee of the Board of Directors of Energy Focus, Inc.

AUDIT COMMITTEE
Michael Kasper, Chairman
Laurence V. Goddard
John B. Stuppin

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of June 30, 2008 as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each of the Company’s directors and nominees, (iii) the Company’s Chief Executive Officer and each of the Company’s “Named Executive Officers”, and (iv) all executive officers and directors of the Company as a group. Unless otherwise specified, the address for each officer and director is 32000 Aurora Road, Solon, OH 44139.

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities.

	Shares Beneficially Owned(1)
Name and Address	Number		Percent of Outstanding Common Stock(2)
5% Shareholders:
The Quercus Trust 2309 Santiago Drive Newport Beach, California 92660	4,245,541	(4)	19.9%
Diker GP, LLC 745 Fifth Avenue New York, New York, 10151	1,127,780	(3)	7.6%
Welch & Forbes LLC 45 School Street Boston, Massachusetts 02108	931,659	(6)	6.3%
Stiassni Capital Partners, LP 2400 Palos Verdes Drive West Rancho Palos Verdes, California 90275	770,700	(5)	5.2%
Directors and Named Executive Officers:
Nicholas G. Berchtold	11,460		*
Roger Buelow	68,165		*
Ronald A. Casentini	42,250		*
John M. Davenport	400,208		2.7%
Jim Finnerty	0		*
Laurence V. Goddard	0		*
Eric Hilliard	51,044		*
Michael Kasper	37,000		*
Joseph G. Kaveski	8,334		*
Paul von Paumgartten	31,000		*
David N. Ruckert	295,406		2.0%
John B. Stuppin	250,775		1.7%
Philip E. Wolfson	95,131		*

All executive officers and directors as a group	1,290,773		8.7%

*Less than one percent

(1)   The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, unless otherwise indicated.

(2)   Based on 14,832,130 shares outstanding as of June 30, 2008. In addition, shares issuable pursuant to options and warrants which may be exercised within 60 days of June 30, 2008 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individuals’ particular circumstances.

(3) Diker GP, LLC has filed with the Securities and Exchange Commission a Schedule 13G dated February 6, 2008, which reports the beneficial ownership in the aggregate of 1,127,780 shares. As reported in that Schedule, Diker GP, LLC and its affiliated entities have shared voting power for 1,127,780 shares and shared dispositive power for 1,127,780 shares.

(4)   The Quercus Trust has filed with the Securities and Exchange Commission a Schedule 13D dated March 21, 2008, which reports the beneficial ownership in the aggregate of 4,245,541 shares. As reported in that Schedule, The Quercus Trust and its affiliated entities have shared voting power for 4,245,541 shares and shared dispositive power for 4,245,541 shares. The Quercus Trust is one of the 19 investors that participated in our March 14, 2008 private placement of shares of common stock and common share warrants. The terms of the warrant issued to each investor in that private placement, including The Quercus Trust, provide that the number of shares that may be acquired by any investor upon exercise of a warrant is limited to the extent necessary to ensure that, following the exercise, the total number of shares of common stock owned by the investor and persons who are beneficial owners through the investor do not exceed 19.99 % of the total number of our outstanding shares. Because of the 19.99% limit in the Trust's warrant, the table lists that percentage ownership for the Trust. Prior to that private placement, we amended our Rights Agreement dated October 25, 2006, with Mellon Shareowner Services, LLC, as Rights Agent, to allow The Quercus Trust, and persons who are beneficial owners through the Trust, to own up to 20% of our common stock without triggering the rights under the Rights Agreement. The general limit in the Agreement is 15%.

(5)   Stiassni Capital Partners, L.P. has filed with the Securities and Exchange Commission a Schedule 13G dated April 7, 2008, which reports the beneficial ownership in the aggregate of 770,700 shares. As reported in that Schedule, Stiassni Capital Partners, L.P. and its affiliated entities have shared voting power for 770,700 shares and shared dispositive power for 770,700 shares.

(6) Welch & Forbes LLC has filed with the Securities and Exchange Commission a Form 13F Holdings Report dated January 10, 2008, which reports the beneficial ownership in the aggregate of 931,659 shares. As reported in that Form, Welch & Forbes LLC has sole dispositive power for 931,651 shares, sole voting power for 810,689 shares, and no voting power for 120,970 shares.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors has the responsibility for administering our executive compensation program. The Committee reviews and, as appropriate, makes recommendations to the full Board regarding the base salaries and annual cash bonuses for executive officers, and administers our 1994 Stock Option Plan and our 2004 Incentive Stock Plan, including the grant of stock options. Where appropriate, we have also entered into employment agreements with certain executive officers.

Compensation Philosophy and Objectives.  Our principal executive compensation policy, which is endorsed by the Committee, is to provide a compensation program that will attract, motivate and retain persons of high quality and will support a long-standing internal culture of loyalty and dedication to the interests of the Company and our shareholders. In administering the executive compensation program, the Committee is mindful of the following principles and guidelines, which are supported by the full Board:

•	Base salaries for executive officers should be competitive.

•	A sufficient portion of annual compensation should be at risk in order to align the interests of executives with those of our shareholders.

•	The variable part of annual compensation should reflect both individual and corporate performance.

•
As a person’s level of responsibility increases, a greater portion of total compensation should be at risk and include more stock-based compensation to provide executives long-term incentives and help to align further the interests of executives and shareholders in the enhancement of shareholder value.

Our executive officers’ compensation currently has three primary components: base salary, annual cash bonuses and stock-based awards granted pursuant to our 2004 plan. In addition, executive officers receive certain benefits that are specifically provided for in their employment agreements or are generally available to all salaried employees. We do not have any defined benefit pension plans, nonqualified deferred compensation arrangements or supplemental retirement plans for our executive officers.

For each executive officer, the Committee determines the appropriate level for each compensation component based in part, but not exclusively, on its view of competitive market factors, internal equity and consistency, and other considerations deemed relevant, such as rewarding extraordinary performance. Our Chief Executive Officer provides the Committee with recommendations for executive officers other than himself, which the Committee reviews and approves as submitted or with revisions, if any. The Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid compensation, between cash and non-cash compensation, or among different forms of non-cash compensation, and has not sought to formally benchmark our compensation against that of our peers.

In 2007, Mr. Buelow received a salary increase of 31%, Mr. Hilliard an increase of 13%, and Messrs. Davenport and Berchtold did not receive an increase. In determining these increases, the primary factors considered were the performance of the Company, increases in the cost-of-living, the officers’ individual performances, changes in their duties and responsibilities, and period of time since their last review.

Base Salary. Base salaries for executive officers are based on a review of salaries for similar positions requiring similar qualifications in similar industries. In determining executive officer salaries, the Compensation Committee has approved the use by management of information from salary surveys.

The Committee determines levels of the executive officers’ base salaries so as to be competitive with amounts paid to executives performing similar functions in comparable-size, non-durable manufacturing companies. The amount of each executive’s annual increase in base salary, if any, is based on a number of largely subjective factors, including changes in the individual’s duties and responsibilities, the personal performance of such executive officer, the performance of the Company, cost-of-living increases, and such other factors as the Committee deems appropriate, including the individual’s overall mix between fixed and variable compensation and between cash and stock-based compensation.

The Chief Executive Officer annually assesses the performance of all other executive officers and recommends salary increases to the Compensation Committee based on a number of factors such as performance evaluations, comparative data and other relevant factors. The Compensation Committee then reviews the Chief Executive Officer’s recommendations, considers the performance and condition of the Company, and approves the increases for any other officer of the company.

Bonus Incentive Plan. The Compensation Committee administers an incentive plan to provide additional compensation to executives who meet established performance goals. In consultation with the Chief Executive Officer, the Compensation Committee annually determines the total amount of cash bonuses available for executive officers and certain other management employees. The target bonuses for executive officers are set by the Compensation Committee. Awards are weighted so that higher awards are received when the Company's performance reaches maximum targets, smaller awards are received when the Company's performance reaches minimum targets and no awards are made when the Company does not meet minimum performance targets. After the total eligible bonus pool is determined, annual incentives are paid to executive officers based on their individual performance as determined by the Chief Executive Officer.

For fiscal 2007, awards under this bonus plan were contingent upon the Company's attainment of operating profit targets set by the Compensation Committee in consultation with the Chief Executive Officer. The Company's performance in 2007 was not on target and no bonuses were paid under this bonus incentive plan. Consistent with the Company's objective of aligning compensation with performance, the Compensation Committee anticipates that future bonus payments will continue to be based on specific targets and performance.

Discretionary Bonuses. In addition to bonuses under the incentive plan, each of our executive officers is eligible to receive annual cash bonuses based on determinations made by the Committee in its discretion. Except in the case of Mr. Davenport, the Company has not historically adopted a formal or informal annual bonus plan with preset criteria and targets. Rather, the determination to pay a cash bonus, if any, is made after the year-end based on the Committee’s subjective judgment with respect to the past performance of the individual or on the individual’s attainment of quantified performance goals during the year. The bonus may be based on the specific accomplishments of the individual or on the overall success of the Company, or both. The only discretionary cash bonus for individual performance and accomplishments awarded to an executive officer during 2007 was awarded to Mr. Buelow for 2006, paid in 2007.

However, for 2008, the Committee has adopted a plan pursuant to which target bonuses of 20% of base salary for executive officers, other than Mr. Davenport, will be based on combination of set criteria for the Company, as well as individual goals. No bonuses will be payable under the plan unless the Company’s goal of positive cash flow, as determined by the Committee, is achieved. If this goal is achieved, each participant will receive a portion of their targeted bonus. The remainder of their respective targets will be awarded based upon personal performance against expectations.

In the case of Mr. Davenport, his employment agreement provides for an objective annual cash bonus based on our planned profit and EFO revenue growth. Mr. Davenport’s bonus for 2008 will be determined in the same manner as the other executive officers, with a target bonus of 50% of base salary.

Stock Options. The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for the Company's shareholders and, therefore, periodically grants stock options under the Company's 2004 Stock Incentive Plan at the then current market price. The Compensation Committee administers the Company’s 1994 Stock Option Plan and 2004 Stock Incentive Plan. Stock options will only have value if the Company's stock price increases over the exercise price.

The Compensation Committee grants options to executive officers after consideration of recommendations from the Chief Executive Officer. Recommendations for options are based upon the relative position, responsibilities, and previous and expected contributions of each officer,, previous option grants to such officers and customary levels of option grants for the respective position in other comparable companies. Options generally vest over a four-year period at a rate of 25% per year.

In 2001, executive officers were granted options under a Time Accelerated Restricted Stock Award Plan (“TARSAP”) within the 1994   Stock Option Plan with a seven year vesting period. The vesting of these options could have been accelerated upon achievement of the Company and individual objectives during the fiscal year 2007. As a result of not achieving these objectives in 2007, the TARSAP options have not qualified for accelerated vesting, but roll forward to a future year whereupon the vesting may be accelerated if the objectives for that future year are met.

The Committee also administers our 2004 Incentive Stock Plan to provide stock-based incentives to our key employees, including executive officers. Grants of stock options are based on each individual’s position within the Company, level of responsibility, past performance, and expectation of future performance. In determining the number of stock-based awards to be granted to each executive officer, the Committee also considers the number of stock-based awards made in prior years to the executive officer. The Committee also may grant stock options in connection with promotions and new hires.

Under his employment agreement, certain grants of stock-based awards to Mr. Davenport are to be made on or soon after the date that earnings for the preceding calendar year are released. In 2007, Mr. Davenport was entitled to a stock option bonus of 50,000 shares if EFO revenues at least doubled and a bonus of 100,000 shares if EFO revenues tripled. Pursuant to this agreement, Mr. Davenport was awarded an option to purchase 50,000 shares in April 2007. On May 6, 2008 the Board granted 100,000 shares to Mr. Davenport under the 2004 Incentive Stock Plan.

Our stock-based compensation policies have been impacted by the implementation of SFAS 123(R). Generally, SFAS 123(R) requires all stock-based payments to employees, including grants of employee stock options, to be expensed based on their fair values over the vesting period.

Section 162(m). Section 162(m) of the Internal Revenue Code and related Treasury Department regulations limits the Company's ability to deduct certain compensation in excess of $1,000,000 paid to the Company's chief executive officer and each of the four other most highly compensated executive officers. The Company's 1994 Stock Option Plan and 2004 Stock Incentive Plan are structured to permit awards under the plan to qualify as performance-based compensation and to maximize the tax deductibility of the awards so long as the options are granted by a committee whose members are non-employee directors. The Company expects that the Compensation Committee will be comprised of non-employee directors, and that, to the extent the Compensation Committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year. The Compensation Committee does not believe that other components of the Company's compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

Summary Compensation Table

The following table sets forth information about compensation of our Chief Executive Officer, our President, our Vice President of Finance and Chief Financial Officer, and our other three highest paid executive officers (our "Named Executive Officers"):

							Change in
							Pension
							Value and
							Non-
						Non-Equity	Qualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)(1)	($)	($)(2)(3)	($)	($)	($)(4)	($)

Joseph G. Kaveski Chief Executive Officer (May 6, 2008 to present)	2007	—	—	—	—	—	—	49,000	49,000

John M. Davenport	2007	250,000	—	—	277,928	—	—	880	528,808
President (Chief Executive Officer to May 6, 2008)	2006	250,000	—	—	294,039	—	—	773	544,812

Nicholas G. Berchtold	2007	68,317	—	—	8,912	—	—	108	77,373
Vice President of
Finance and
Chief Financial Officer
(August 1, 2007 to present)

Eric M. Hilliard	2007	180,000	—	—	90,517	—	—	612	271,129
Vice President and Chief Operating	2006	28,846	—	—	—	—	—	—	28,846
Officer

Roger Buelow	2007	183,229	10,000	—	33,052	—	—	365	226,646
Vice President and	2006	140,000	—	—	38,603	—	—	258	178,861
Chief Technology
Officer

Barry R. Greenwald	2007	212,500	—	—	11,798	—	—	79,199	303,497
President of Pool &	2006	202,000	—	—	34,788	—	—	1,113	237,901
Spa Division

Ted des Enfants	2007	145,498	—	—	58,968	12,550	—	92,847	309,863
Vice President, U.S.	2006	175,000	—	—	57,768	12,550	—	258	245,576
Commercial Sales (to October 8, 2007)

Robert A. Connors	2007	126,108	—	—	19,798	—	—	137,535	283,441
VP Finance and CFO	2006	191,000	—	—	52,703	—	—	808	244,511
( to July 31, 2007)

(1)	Reflects discretionary bonus for Mr. Buelow.

(2)
Information about stock options granted to our Named Executive Officers during 2007 is set forth in the 2007 Grants of Plan-Based Awards Table. That Table also sets forth the aggregate grant date fair value of the stock options granted during 2007 computed in accordance with FAS 123R.

(3)
The amounts set forth in this column reflect stock options granted to our Named Executive Officers. The amounts listed are equal to the compensation cost recognized by the Company during the year indicated for financial statement purposes in accordance with FAS 123R. This valuation method values stock options granted during the indicated year and previous years. A discussion of the assumptions used in calculating the compensation cost is set forth in Note 9 of the Notes to Consolidated Financial Statements in our 2007 Annual Report on Form 10-K.

(4)
The amounts set forth in this column for 2007 include:

•       Company contributions for life insurance policies and automobile allowances;

•       For Mr. Kaveski, consulting fees;

•       For Mr. Greenwald, additional management compensation payments;

•       For Mr. des Enfants, severance payment; and

•       For Mr. Connors, severance payment.

2007 Grants of Plan-Based Awards

The following table sets forth information with respect to stock option awards granted to the Named Executive Officers during 2007.

								All Other
								Option
								Awards	Exercise	Grant
		Estimated Possible Payouts			Estimated Future Payouts			Number of	or Base	Date Fair
		Under Non-Equity Incentive			Under Equity Incentive			Securities	Price of	Value of
		Plan Awards			Plan Awards			Underlying	Option	Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	($/Sh)	Awards($) (1)

John M. Davenport	04/19/07	—	—	—	—	—	—	50,000	6.53	155,450

Nicholas G.	08/10/07	—	—	—	—	—	—	25,000	6.05	71,300
Berchtold	12/06/07	—	—	—	—	—	—	25,000	6.06	71,275

Eric Hilliard	04/26/07	—	—	—	—	—	—	50,000	6.36	152,050

Roger Buelow	12/06/07	—	—	—	—	—	—	25,000	6.06	71,275

(1)
The dollar values of stock options disclosed in this column are equal to the aggregate grant date fair value computed in accordance with FAS 123R. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 9 of the Notes to the Consolidated Financial Statements in our 2007 Annual Report on Form 10-K.

Stock Options. The stock options that we granted to our Named Executive Officers in 2007 were granted under our 2004 Incentive Stock Plan. In accordance with the terms of that Plan, each option exercise price is equal to the market value of our common stock on the date the option is granted. The market value is equal to the closing price of our common stock on the date of grant on the NASDAQ Stock Market. The options vest over four years at the rate of 25% of the shares covered by the option on each anniversary of the grant date. Stock options are not transferable other than by will or the laws of descent and distribution.

Outstanding Equity Awards at December 31, 2007

The following table includes certain information with respect to the value of all unexercised options as of December 31, 2007 for our Named Executive Officers:

	Option Awards

				Equity
				Incentive
				Plan
				Awards:
	Number of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option
	Options	Options		Unearned	Exercise	Option
	( #)	( #)		Options	Price	Expiration
Name	Exercisable	Un-exercisable		( #)	( $)	Date

John M. Davenport	—	10,000	(1)	—	2.95	02/28/12
	100,000	—			3.96	07/01/12
	20,000				7.23	12/04/13
	18,125	1,875	(2)		8.60	05/19/14
	125,000	75,000	(3)		9.60	06/28/15
	8,333	41,667	(4)		6.53	04/19/17

Nicholas G. Berchtold	2,605	22,395	(5)	—	6.05	08/10/17
	521	24,479	(6)		6.06	12/06/17

Eric Hilliard	21,877	53,123	(7)	—	7.19	11/13/16
	8,333	41,667	(8)		6.36	04/26/17

Roger Buelow	18,750	—		—	3.35	02/19/13
	15,104	9,895	(9)		10.64	07/01/15
	521	24,479	(6)		6.06	12/06/17

(1)	Options will vest on February 28, 2009.

(2)	Options will vest on May 19, 2008.

(3)	Options will vest on June 28, 2009.

(4)	Options will vest on June 19, 2011.

(5)	Options will vest on August, 10, 2011.

(6)	Options will vest on December 6, 2011.

(7)	Options will vest on November, 13, 2010.

(8)	Options will vest on April 26, 2011.

(9)	Options will vest on July 1, 2009.

 Option Exercises

None of the Named Executive Officers exercised stock options in 2007.

Equity Compensation Plan Information

  The following table sets forth information with respect to our equity compensation plans as of December 31, 2007:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance (2)
Equity compensation plans approved by security holders	1,188,517	$7.19	154,000
Equity compensation plans not approved by security holders	—		—
Total	1,188,517	$7.19	154,000

(1) This column represents the number of shares of common stock that may be issued in connection with the exercise of outstanding  stock options granted under our 1994 Stock Option Plan, 1994 Directors Stock Option Plan, and 2004 Incentive Stock Plan.

(2) This column represents the number of shares of common stock remaining available for future awards under our 2004 Incentive  Stock Plan at December 31, 2007.

Employment Agreements

On July 1, 2005, we entered into an employment agreement with Mr. Davenport.   Under the agreement, Mr. Davenport receives a base salary of $250,000 per year. He is eligible to receive a minimum bonus of 25% of his base salary if the Company achieves the operating income plan established for each year; or up to a maximum bonus of 50% of his base salary if the Company exceeds the operating income plan. Each year the operating income plan is negotiated between Mr. Davenport and the Board of Directors. Under the agreement, on July 1, 2005, Mr. Davenport received an option to purchase 200,000 shares of our common stock at an exercise price equal to the closing price of the Registrant’s common stock on the date of grant, which vests over four years at the rate of 25% of the shares on each anniversary of the grant date. Mr. Davenport is eligible to receive additional options to purchase from 50,000 shares up to 100,000 shares of our common stock and are made on or soon after the date the earnings for the preceding calendar year are released. Pursuant to this agreement, Mr. Davenport was awarded options to purchase 50,000 shares in April 2007. .

On September 13, 2005, we entered into a Management Continuity Agreement with Roger Buelow.  Under the agreement, he is entitled to receive severance payments in the event his employment with us is terminated without cause, or if he terminates his employment following a material reduction in his responsibilities inconsistent with his position and past responsibilities under certain other conditions, including following a change in control as defined in the agreement. In the event Mr. Buelow will receive severance payments for a period of months equal to the total number of years he was employed with the Company.  The amount of his monthly severance payment will equal the total monthly salary he was receiving immediately prior to the termination of his employment plus the average commission or other contingent compensation received during the preceding twelve months, excluding equity compensation.

Potential Payments Upon Termination or Change of Control

Regardless of the manner in which one of our Named Executive Officer's employment terminates, including death, disability or termination for cause, the Officer is entitled to receive amounts earned during his term of employment. Such amounts include:

•	salary through the date of termination;
•	stock-based compensation which has vested; and
•	unused vacation pay.

 The following table summarizes the estimated severance payments to be made under Mr. Davenport's employment agreement and Mr. Buelow's Management Continuity Agreement at, following, or in connection with a termination of employment due to voluntary resignation, involuntary termination not for cause, death or disability or change in control:

	Voluntary	Involuntary Termination		Termination
	Termination	without		with
	without Change	Change in	Death or	Change in
	in Control	Control	Disability	Control
Employee	($)	($)	($)	($)
John M. Davenport
Severance(1)	—	187,500	—	187,500
Accelerated Vesting of Stock-Based Awards (2)	—	—	—	64,621
Roger Buelow
Severance(1)	—	116,667	—	116,667

(1)	The estimated severance payments are based on base salaries at December 31, 2007.

(2)
The estimated value of accelerated vesting of stock-based awards is based on the non-vested options held by Mr. Davenport on December 31, 2007 and the closing per share market price of our common stock on that date.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
Philip E. Wolfson, Chairman
Michael Kasper
Paul Von Paumgartten

DIRECTOR COMPENSATION

We use a combination of cash and stock-based awards to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties, as well as the skill level required by us.

The following table sets forth the annual cash compensation for directors who are not also employees:

Annual Retainer	$12,000
Additional Annual Retainers:
Board Chairman	$28,000
Governance Committee Chairman	$8,000
Audit Committee Chairman	$8,000
Compensation Committee Chairman	$3,000

Under the terms of the Company’s 2004 Stock Incentive Plan, each newly appointed non-employee director receives an option to purchase 10,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant. In addition, following each annual meeting of the Company’s shareholders, each non-employee director who will continue to serve as a member of the Board of Directors automatically receives an option to purchase 7,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant. The Chairman of the Board, the Chairman of the Audit Committee, and the Chairman of the Governance Committee are to receive an additional option to purchase 3,000 shares under the same terms.

The following table summarizes the compensation paid to non-employee directors during 2007:

	Fees				Change in Pension Value And Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards(1)	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
John B. Stuppin	40,000	—	31,130	—	—	—	71,130
Michael Kasper	20,000	—	31,130	—	—	10,000	61,130
Ronald A. Casentini	20,000	—	31,130	—	—	—	51,130
Phillip E. Wolfson	15,000	—	21,791	—	—	—	36,791
David N. Ruckert	12,000	—	—	—	—	—	12,000
Paul von Paumgartten	12,000	—	21,791	—	—	—	33,791

(1)
Reflects the dollar amount recognized for financial reporting purposes for 2007 in accordance with FSAS 123(R) and equates to the fair value of the immediately vested option awards on the date of grant. The method and assumptions used to determine the amount of expense recognized for options is set forth in Note 9 to our Consolidated Financial Statements in our 2007 Annual Report on Form 10-K. In 2007, each non-employee director received the following number of shares under our 2004 Incentive Stock Plan: Mr. Stuppin, 10,000; Mr. Casentini, 10,000; Mr. Kasper, 10,000; Mr. Wolfson, 7,000, and Mr. von Paumgartten, 7,000.

CERTAIN TRANSACTIONS

The Company entered into a consulting agreement with Jeffrey H. Brite, then member of its Board of Directors, effective November 1, 2004. This agreement ended upon the effective date of Mr. Brite’s resignation as a member of the Board of Directors effective March 7, 2007. As a consultant under this agreement, Mr. Brite assisted the Company’s President and Vice President of Sales in identifying, contacting and making introductions to key building project personnel in a position to facilitate the purchase of the Company’s products. In return, the Company compensated Mr. Brite with the award of an option for the acquisition of up to 40,000 shares of its common stock at a per share exercise price of $7.23 and with annual aggregate cash payments of $50,000 paid in quarterly installments during each of the years 2005, 2006 and part of 2007. No expenses were recorded during the three months ended March 31, 2008, nor were any payments made to Mr. Brite. Payments in 2007 to Mr. Brite totaled $13,690.

Gensler Architecture, Design & Planning, P.C., a New York Professional Corporation (“Gensler”) provides contract services to the Company in the areas of fixture design and marketing, targeted at expanding the market for the Company’s EFO™ products. Mr. Jeffrey Brite, an employee of Gensler, was a member of the Company’s Board of Directors through March 7, 2007. The Company entered into a three year consulting agreement with Gensler, effective December 15, 2004. Gensler agreed to assist the Company’s marketing group with matters of structure, procedure and practices as they relate to the design, real estate and procurement communities, and to advise the Company on strategies to enhance its visibility and image within the design and construction community as a manufacturer of preferred technology. In return, the Company compensated Gensler with a one-time cash payment in 2005 of $60,750 for services delivered in advance of the completion of the negotiation of the consulting agreement, $50,000 annual cash payments in quarterly installments of $12,500 in arrears for each of the calendar years 2005, 2006 and part of 2007, and a one-time option award to acquire up to 75,000 shares of the Company’s common stock at a per share exercise price of $6.57. The Company paid Gensler $37,500 in 2007.

On February 3, 2006, the Company had entered into a consulting agreement with David Ruckert, a member of its Board of Directors. Additionally, Mr. Ruckert was granted an option to purchase 32,000 shares of the Company’s common stock. This agreement was terminated on June 30, 2007. Mr. Ruckert was paid $76,000 during 2007 under this agreement.

On October 19, 2007, the Company entered into a management agreement with Barry R. Greenwald, and named him the General Manager of its Pool and Spa Division, a non-officer position. Under this agreement, the Company must pay Mr. Greenwald nonrefundable amounts totaling $308,996 of additional compensation, of which $77,249 was paid on November 1, 2007. Upon Mr. Greenwald’s termination on January 17, 2008, the Company incurred an expense of $231,746, of which $77,249 was paid on March 14, 2008. The balance of $154,498 will be paid in 36 monthly installments commencing on January 1, 2009, subject to certain conditions being met by Mr. Greenwald. In the event those conditions are not met by Mr. Greenwald, the remaining payments due Mr. Greenwald will be forfeited.

On September 14, 2007 the Company entered into a consulting agreement with Joseph G. Kaveski, our present Chief Executive Officer, for assistance with developing and helping implement strategy and strategic initiatives. From September 2007 through March 2008, the Company paid him $14,000 per month in consulting fees. The arrangement terminated in April 2008 when Mr. Kaveski joined the Company as Vice President for Business Development and Global Marketing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports regarding ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission (the “SEC”). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all those reports that they file.

Based solely on its review of such reports filed with the SEC and written representations from the reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders were complied with for 2007.

PROPOSAL 2: APPROVAL OF THE 2008 INCENTIVE STOCK PLAN

General

In view of the expiration of the 2004 Incentive Stock Plan (the “2004 Plan”) in the foreseeable future because no more shares will be available for grant under it, the Board of Directors adopted the 2008 Incentive Stock Plan (the “2008 Plan”) on May 6, 2008, subject to shareholder approval. If shareholders approve the 2008 Plan, no further awards will be granted under the 2004 Plan. The 2008 Plan became effective on May 6, 2008, subject to shareholder approval.

The purpose of the 2008 Plan is to enable the Company to attract and retain top quality employees, officers, directors and consultants and to provide employees, officers, directors and consultants with an incentive to enhance shareholder returns. The Board of Directors believes that the granting of equity compensation awards is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the Company's continued progress, which ultimately is in the interests of its shareholders. Finally, the Board of Directors believes that stock options and other equity based incentives are an important part of the compensation package the Company offers to its employees and directors.

Set forth below is a summary of the 2008 Plan, which is qualified in its entirety by the specific language of the 2008 Plan. A copy of the 2008 Plan presented for shareholder approval is included at the end of this Proxy Statement as Appendix D. Shareholders are urged to read the complete text of the 2008 Plan.

Brief Description of the 2008 Plan

The 2008 Plan provides for the grant of stock options, restricted share awards, and stock appreciation rights to directors, officers, employees and consultants of the Company and its subsidiaries. The 2008 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, referred to in this Proposal as the “Committee”), which has complete discretion to select the participants and to establish the terms and conditions of each option award, subject to the provisions of the 2008 Plan. Options granted under the 2008 Plan may be “incentive stock options” as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified options.

Shares Subject to the 2008 Plan

A total of 1,000,000 shares of Common Stock have been reserved for issuance under the 2008 Plan. If any option granted under the 2008 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional awards. If the 2008 Plan is approved, no additional option grants will be made under the 2004 Plan. Options outstanding under the 2004 Plan will remain outstanding until exercised or until they terminate or expire by their terms. If any outstanding option under the 2004 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will be available for additional awards under the 2008 Plan.

Administration

The 2008 Plan will be administered by the Compensation Committee. Subject to the provisions of the 2008 Plan, the Committee may determine the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a non-statutory stock option, the timing, terms of exercisability, and vesting of each option, including the effect thereon of an optionee’s termination of service, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option, the duration of each option, and all other terms and conditions of the options.  The Committee may interpret the 2008 Plan and options granted thereunder, and all determinations of the Committee may be final and binding on all persons having an interest in the 2008 Plan or any option. The Committee may re-price options with the consent of the optionees.

Eligibility

Options may only be granted under the 2008 Plan to employees, directors, and consultants of the Company, or a parent or a subsidiary of the Company. As of December 31, 2007, the Company had 102 full-time employees, including five executive officers. While any person eligible under the 2008 Plan may be granted a non-statutory option, only employees may be granted incentive stock options

Non-Employee Director Options

The 2008 Plan provides for the annual automatic grant of an additional option to purchase 7,000 shares of Common Stock on the first business day following each regular annual shareholders meeting to each non-employee director who will continue serving on the Board of Directors, provided that he or she has served as a director for at least three months. These options become exercisable in 12 equal monthly installments. In addition to the option to purchase 7,000 shares of Common Stock, the Chairman of the Board, the Chairperson of Audit and Finance Committee, and the Chairperson of the Nominating and Governance Committee of the Board of Directors will receive an additional option to purchase 3,000 shares of Common Stock on the first business day following each regular annual shareholders meeting, provided that he or she has served as a director for at least three months. These options also become exercisable in 12 equal monthly installments.

Restricted Share Awards

The terms of any restricted share award under the 2008 Plan will be set forth in a restricted share agreement to be entered into between Energy Focus and each grantee. The Committee will determine the terms and conditions of any restricted share agreements, which need not be identical. Shares may be awarded under the 2008 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

Terms and Conditions of Options

Options granted under the 2008 Plan may not be exercised more than 10 years after the date of grant. Shares subject to cancelled or terminated options will be reserved for subsequently granted options. The number of options outstanding and the exercise price thereof will be subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2008 Plan will be effective for 10 years, unless sooner terminated or suspended.

Each option granted under the 2008 Plan will be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. The exercise price of each option granted under the 2008 Plan must equal at least the fair market value of a share of common stock on the date of grant. For as long as the shares are listed for trading on the NASDAQ Stock Market the fair market value of a share on the date of grant shall be the closing Market price on that date.

Options granted under the 2008 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option grant and agreement. The Committee must also provide in the terms of each stock option grant and agreement when the option expires and becomes un-exercisable, and may also provide the option expires immediately upon termination of employment for any reason. Unless otherwise provided in the applicable stock option grant and agreement, upon termination of employment of an optionee, all options that were then exercisable terminate three months following termination of employment, or one year in the case of termination by reason of death or disability. Any options which were not exercisable on the date of such termination immediately terminate upon termination of employment.

Amendments to the 2008 Plan

The Committee may at any time amend, alter, suspend or terminate the 2008 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the Company and the optionee. Termination of the 2008 Plan will not affect the Committee’s ability to exercise the powers granted to it under the 2008 Plan with respect to options granted under the 2008 Plan prior to the date of such termination.

Certain Federal Income Tax Consequences

Incentive stock options granted under the 2008 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

All other options granted under the 2008 Plan will be non-statutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon exercise of the non-statutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

In the case of an exercise of a stock appreciation right or an award of stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. The Company is generally entitled to a deduction for federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

2004 Incentive Stock Plan Information

For the 2004 Plan, as of December 31, 2007, (i) the number of shares available for grants, (ii) the number of shares covered by outstanding options, and (iii) the weighted average per share exercise price, were as follows:

	Shares Available	Number of Shares	Weighted Average Exercise
	for Grant	Outstanding	Price Per Share
	( in thousands )	( in thousands )
Balance, December 31, 2004	311	1,154	$5.56
Granted	(376)	376	$9.88
Cancelled	79	(79)	$5.50
Exercised	—	(376)	$8.95
Balance, December 31, 2005	14	1,075	$6.48
Granted	(330)	330	$7.12
Cancelled	6	(6)	$5.52
Exercised	—	(106)	$5.36
Additional shares reserved	500	—	$—
Balance, December 31, 2006	190	1,293	$7.00
Granted	(189)	189	$6.24
Cancelled	153	(153)	$6.77
Exercised	—	(140)	$4.66
Balance, December 31, 2007	154	1,189	$7.19

At December 31, 2007, options to purchase 784,000 shares of common stock were exercisable at a weighted-average fair value of $2.75, and a total value of $764,000. At December 31, 2007, total shares covered by outstanding options were 1,189,000, with a weighted-average fair value of $3.01, and a total value of $991,000.

	OPTIONS OUTSTANDING			OPTIONS CURRENTLY EXERCISABLE
Range of Exercise Prices	Number of Shares Outstanding	Weighted- Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price
	(in thousands )	(in years )		(in thousands )	(in years )
$2.95 - $4.80	199	3.6	$3.88	189	3.6	$3.85
$5.25 - $7.19	409	7.9	$6.47	166	6.0	$6.52
$7.23 - $9.50	305	7.1	$7.68	238	6.8	$7.77
$9.60 - 12.00	276	7.5	$10.09	191	7.5	$10.25
	1,189			784

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE APPROVAL AND ADOPTION OF THE 2008 INCENTIVE STOCK PLAN.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR THE 2009 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2009 Annual Meeting of Shareholders must be received by the Company no later than December 31, 2008 to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

Pursuant to the Securities and Exchange Commission's Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, the Company’s proxy for the 2009 Annual Meeting of Shareholders may confer discretionary authority to vote on any proposal submitted by a shareholder if written notice of such proposal is not received by the Company at its offices at 32000 Aurora Road, Solon, Ohio 44139 , on or before July 1, 2009, or, if the 2009 Annual Meeting of Shareholders is held more than 30 days before or after September 30, 2009, within a reasonable time before the mailing of the Company’s proxy materials for the 2009 Annual Meeting of Shareholders.

HOUSEHOLDING INFORMATION

Some banks, brokers and other nominees are participating in the practice of "householding" proxy statements and annual reports. This means that beneficial holders of our common stock who share the same address or household may not receive separate copies of this Proxy Statement and our 2008 Annual Report. We will promptly deliver an additional copy of either document to you if you write or call us at: Energy Focus, Inc., 32000 Aurora Road, Solon, Ohio 44139, Attention: Investor Relations, (440) 715-1300.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters   properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

The Company’s 2007 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting shareholder. Shareholders may make such request in writing to the Company at 32000 Aurora Road, Solon, Ohio 44139, Attention: Investor Relations. The request must include a representation by the shareholder that as of June 23, 2008, the shareholder was entitled to vote at the Annual Meeting. The exhibits are available in electronic form in the EDGAR database at www.sec.gov.

APPENDIX A

CHARTER OF THE
ENERGY FOCUS, INC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of Energy Focus, Inc., a Delaware corporation (the “Company”) shall be to identify individuals qualified to become members of the Board of Directors, to recommend that the Board of Directors select the director nominees of the Company to be considered for election at the annual meeting of stockholders, to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and to perform such other duties and responsibilities enumerated in and consistent with this Charter.

DUTIES AND RESPONSIBILITIES

The duties and responsibilities of this Committee shall be as follows:

To evaluate and to recommend that the Board of Directors select the director nominees of the Company to be considered for election at the annual meeting of stockholders. The Committee shall also recommend nominees to the Board of Directors with respect to filling vacancies on the Board of Directors. The criteria used by the Committee to evaluate and recommend director nominees shall include, but shall not be limited to, relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of Nasdaq. The Committee shall have the sole authority and shall be granted the resources to retain independent advisers, such as search firms, in order to assist the Committee in identifying and recommending nominees. Such authority shall include the sole authority to approve such advisor’s fees and other retention terms.

To determine the composition of committees of the Board of Directors, after consultation with the chief executive officer and with consideration of the desires of individual members of the Board of Directors.

To review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders of the Corporation.

To consider and plan for executive officer succession as well as review management development and succession programs.

To formulate and recommend to the Board of Directors a list of corporate governance guidelines, which shall address, at a minimum, director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and annual performance evaluation of the Board of Directors (the “Corporate Governance Guidelines”). The Committee shall from time to time or as necessary recommend to the Board of Directors any revisions to the Corporate Governance Guidelines that the Committee deems appropriate or to ensure compliance with applicable securities law and regulations and stock market rules.

To formulate and recommend to the Board of Directors a code of business conduct and ethics for directors, officers and employees of the Company, which shall address, at a minimum, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, compliance with laws, rules and regulations (including insider trading laws), and encouraging the reporting of any illegal or unethical behavior (a “Code of Conduct”). The Committee shall from time to time or as necessary recommend to the Board of Directors any revisions to the Code of Conduct that the Committee deems appropriate or to ensure compliance with applicable securities laws and regulations and stock market rules.

To evaluate on an annual basis the performance of the Board of Directors as a whole and its individual members, with respect to overall performance and the Code of Conduct, and report such findings to the Board of Directors. In so doing, the Committee shall have the sole authority and shall be granted the resources to retain legal counsel, which shall include the sole authority to approve any such counsel’s fees and other retention terms.

To evaluate on an annual basis the performance of the Company’s management as a whole and its individuals, with respect to compliance with the Code of Conduct, and report such findings to the Board of Directors. In so doing, the Committee shall have the sole authority and shall be granted the resources to retain legal counsel, which shall include the sole authority to approve any such counsel’s fees and other retention terms.

To consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors.

To perform such other activities and functions related to the selection and nomination of directors and corporate governance as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of Nasdaq.

Delegation of Duties and Responsibilities. The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more directors of the Company (who may or may not be members of this Committee). Any such subcommittee to the extent provided in the resolutions of this Committee, shall have and may exercise all the powers and authority of this Committee and may authorize the seal of the Company to be affixed to all papers which may require it. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by this Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to this Committee or the Board of Directors when required by the Board of Directors.

Contractual Rights to Nominate Board Members. If the Company is required by contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of any such directors are not subject to the powers or oversight of this Committee, except to the extent that any such director shall be subject to the Corporate Governance Guidelines and the Code of Conduct of the Company and general oversight of this Committee.

COMMITTEE MEMBERS

Number and Qualification of Committee Members.

The authorized number of members of the Committee shall be three members of the Board of the Directors, each of whom shall meet the independence and outside director requirements of applicable securities laws and regulations and the rules and regulations of Nasdaq.

Appointment and Term of Office of Committee Members.

Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board of Directors. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation, or removal of such a member.

Removal.

The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Company.

Resignation and Vacancies.

Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

Vacancies on the Committee may be filled by the Board of Directors. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.

A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or (iii) if the authorized number of Committee members is increased.

COMMITTEE MEETINGS

Place of Meetings; Meetings by Telephone.

Regular meetings of the Committee may be held at any place within or outside the State of Delaware that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Company. Special meetings of the Committee may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Company.

Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

Regular Meetings.

Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.

Special Meetings; Notice.

Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors, or by two (2) Committee members.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member’s address as it is shown on the records of the Company. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

Quorum.

A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 4.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the Delaware Code, the Articles of Incorporation, and other applicable law.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.

Waiver of Notice.

Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.

Adjournment.

A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.

Notice of Adjournment.

If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.

Committee Action by Written Consent Without A Meeting.

Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing or by electronic transmission to such action. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Committee. Such action by written consent or electronic transmission shall have the same force and effect as a unanimous vote of the Committee.

COMMITTEE MEMBERS

Chairman of the Committee.

The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Director or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.

Secretary.

The Secretary shall keep or cause to be kept, at the principal executive office of the Company or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof. If no Secretary of the Committee be appointed by the Board of Directors, the Chairman shall also serve as the Secretary.

The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Company’s Bylaws.

RECORDS AND REPORTS

Maintenance and Inspection of Charter.

The Company shall keep at its principal executive office or the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

Publication of Charter.

The Company shall publish and maintain a copy of this Charter together with any amendments thereto on its website at all times.

Minutes and Reports.

The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Company. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.

Maintenance and Inspection of Minutes.

The records and the minutes of proceedings of the Committee shall be kept at such place or places as are designated by the Board of Directors or, in absence of such designation, at the principal executive office of the Company. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

GENERAL MATTERS

Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Delaware Code shall govern the construction of this Charter. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

AMENDMENTS

Amendment by Board of Directors.

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

Record of Amendments.

Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

INTERPRETATION

Reference in this Charter to any provision of Delaware Code shall be deemed to include all amendments thereof.

APPENDIX B

CHARTER OF THE
ENERGY FOCUS, INC.
AUDIT AND FINANCE COMMITTEE

PURPOSE

The purpose of the Audit and Finance Committee (the “Committee”) of the Board of Directors of the Corporation is to:

1.     assist Board oversight of (a) the integrity of the Corporation’s financial statements, (b) the Corporation’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the Corporation’s internal audit function and independent auditors;

2.     be directly responsible, in its capacity as a committee of the Board of Directors, for the appointment, compensation, and oversight of the work of any public accounting firm employed by the Corporation for the purpose of preparing or issuing an audit report or related work;

3.     prepare the report that Securities and Exchange Commission (SEC) rules require be included in the Corporation’s annual proxy statement; and

4.     perform such other duties and responsibilities enumerated in and consistent with this Charter.

The Committee’s function is one of oversight, recognizing that the Corporation’s management is responsible for preparing the Corporation’s financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Corporation and are not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP AND PROCEDURES

Membership and Appointment

The Committee shall comprise not fewer than three members of the Board of Directors, as shall be appointed from time to time by the Board of Directors based on recommendations from the Nominating and Governance Committee Chairperson.

A chairperson of the Committee (the “Chairperson”) may be designated by the Board of Directors. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management, employees and information.

Independence and Qualifications

Each member shall either meet the categorical standards for “independence” established by the Board of Directors or the Board of Directors shall affirmatively determine that such Director qualifies as independent within the meaning of any applicable law or any listing standard or rule established by Nasdaq. Each member of the Committee shall also meet any additional independence or experience requirements as may be established from time to time by the Nasdaq and SEC.

Delegation

The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee, and to the extent not limited by applicable law or listing standard, shall have the power and authority of the Committee to grant pre-approvals of auditing and non-audit services by the independent auditor. Any decision of a subcommittee to whom authority is delegated to pre-approve an activity shall be presented to the Committee at each of its scheduled meetings.

Authority to Retain and Terminate Advisers

The Committee shall have the power and authority, at the Corporation’s expense, to retain, terminate and compensate independent counsel and other advisers, as it determines necessary to carry out its duties.

Annual Performance Evaluation

The Committee shall perform an annual performance evaluation of the Committee and, to the extent the Committee so determines, make recommendations to the Board of Directors for changes or modifications to the Audit Committee Charter.

DUTIES AND RESPONSIBILITIES

The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

1. Annually, the Committee shall retain the Corporation’s independent auditor, subject to stockholder ratification, if required or sought.

2. The Committee, or a subcommittee of the Committee, shall pre-approve the provision of all auditing and non-audit services by the independent auditor to the Corporation and its subsidiaries and shall also approve all audit engagement fees and terms and all non-audit engagements with the independent auditor.

3. In connection with the Committee’s approval of non-audit services, the Committee shall consider whether the independent auditor’s performance of any non-audit services is compatible with the independent auditor’s independence.

4. At least annually, the Committee shall obtain and review a report by the independent auditor describing:

the independent auditor’s internal quality-control procedures;

any material issues raised by the most recent internal quality control review or peer review of the independent auditor’s firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor’s firm, and the steps taken to deal with those issues; and

all relationships between the independent auditor and the Corporation, in order to assess the auditor’s independence.

5. The Committee shall review the report by the independent auditor, which is required by Section 10A of the Securities Exchange Act of 1934, concerning all critical accounting policies and practices to be used;

alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

any other material written communications between the independent auditor and the Corporation’s management.

6. The Committee shall discuss the annual audited financial statements and quarterly financial statements with management, the internal auditor and the independent auditor, including the Corporation’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s reports filed with the SEC.

7. In connection with its review of the Corporation’s financial statements, the Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by Statement on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, including the auditor’s judgment about the quality, not just acceptability, of the Corporation’s accounting principles as applied in its financial reporting.

8. Based on its review and discussions with management, the internal auditors and the independent auditor, the Committee shall recommend to the Board of Directors whether the Corporation’s financial statements should be included in the Corporation’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

9. The Committee shall prepare or cause the preparation of the report required by SEC rules to be included in the Corporation’s annual stockholders’ meeting proxy statement.

10. The Committee shall generally discuss earnings press releases as well as financial information and earnings guidance provided to financial analysts and rating agencies.

11. Periodically, the Committee shall meet separately with each of management, internal auditors and the independent auditors.

12. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

13. The Committee shall establish the Corporation’s hiring policies for employees or former employees of the Corporation’s independent auditors.

14. The Committee shall discuss the Corporation’s policies with respect to risk assessment and risk management.

15. Periodically, the Committee shall review with management, the internal auditor and the independent auditor the adequacy and effectiveness of the Corporation’s systems and controls for monitoring and managing legal and regulatory compliance.

16. The Committee shall establish procedures for:

the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

the confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters.

17. The Committee shall communicate to the Board of Directors any issues with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors or the performance of the independent audit function.

AMENDMENT

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

APPENDIX C

CHARTER OF THE
ENERGY FOCUS, INC.
COMPENSATION COMMITTEE

ARTICLE I

PURPOSE

1.1 The purpose of the Compensation Committee (the “Committee”) of the Board of Directors of Energy Focus, Inc., a Delaware corporation (the “Company”) shall be to discharge the responsibilities of the Board of Directors relating to compensation of the Company’s executive officers, to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement and to perform such other duties and responsibilities enumerated in and consistent with this Charter.

ARTICLE II

DUTIES AND RESPONSIBILITIES

2.1 Duties and Responsibilities. The duties and responsibilities of the Committee shall be as follows:

(a) To review and recommend to the Board corporate goals and objectives relevant to the compensation of the chief executive officer, evaluate the chief executive officer’s performance in light of such goals and objectives and set the chief executive officer’s compensation level based on this evaluation. In determining the long-term incentive component of the chief executive officer compensation, the Committee shall consider among other items, the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies and the compensation provided to the Company’s chief executive officers in the past.

(b) To develop and monitor compensation arrangements for the executive officers of the Company, including the review and approval of the individual compensation of each executive officer. The Committee’s analysis in determining compensation for each executive officer, other than the chief executive officer, shall include but not be limited to the following factors: the company’s performance and relative stockholder return, compensation packages for similar executive officer positions at comparable companies and past compensation packages for similar executive officers of the Company.

(c) To recommend to the Board of Directors guidelines for the review of the performance and the establishment of compensation and benefit policies for all other employees.

(d) To make recommendations to the Board of Directors with respect to incentive-compensation plans and policies and equity-based plans and policies.

(e) To administer the stock option plans of the Company in accordance with the terms of such plans and to grant and issue, or recommend the grant and issuance of, awards thereunder, including stock options, stock units, restricted stock and stock appreciation rights, to executive officers of the Company and to other individuals.

(f) To administer other compensation plans that may be adopted from time to time as authorized by the Board of Directors, including the Company’s Employee Stock Purchase Plan and 401(k) Plan(s).

(g) To make recommendations to the full Board of Directors regarding the compensation for members of the Company’s Board of Directors.

(h) To conduct those reviews, investigations and surveys the Committee considers appropriate and necessary in the exercise of its duties. In so doing, the Committee shall have the sole authority and shall be granted the resources to retain independent executive compensation and legal advisers, which shall include the sole authority to approve any such adviser’s fees and other retention terms.

(i)  To establish and modify the terms and conditions of employment of executive officers of the Company, by contract or otherwise, including compensation of whatever nature, whether such compensation be present or deferred and however paid.

(j) To establish and periodically review the Company’s policies with respect to management perquisites.

(k) To finally determine, within parameters that may be established by the disinterested members of the full Board of Directors, the provisions of contracts for the executive officers of the Company that will govern the situation in which severance payments will be due upon change in control situations.

(l) To evaluate the chief executive officer of the Company annually, with results communicated to the chief executive officer and discussed with the full Board of Directors in an executive session.

(m) To consider and plan for executive officer succession as well as review management development and succession programs.

(n) To perform such other activities and functions related to executive compensation as may be assigned from time to time by the Board, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission and the rules and regulations of Nasdaq.

2.2 Delegation. The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more directors of the Company (who may or may not be members of this Committee). Any such subcommittee to the extent provided in the resolutions of this Committee, shall have and may exercise all the powers and authority of this Committee and may authorize the seal of the Company to be affixed to all papers which may require it. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by this Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to this Committee or the Board of Directors when required.

ARTICLE III

COMMITTEE MEMBERS

3.1 Number and Qualification of Committee Members.

The authorized number of members of the Committee shall be three members of the Board of the Directors, each of whom shall meet the independence and outside director requirements of applicable tax and securities laws and regulations and the rules and regulations of Nasdaq.

3.2 Appointment and Term of Office of Committee Members.

Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation, or removal of such a member.

3.3 Removal.

The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Company.

3.4 Resignation and Vacancies.

Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

Vacancies on the Committee may be filled by the Board of Directors. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.

A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or (iii) if the authorized number of Committee members is increased.

ARTICLE IV

COMMITTEE MEETINGS

4.1 Place of Meetings; Meetings by Telephone.

Regular meetings of the Committee may be held at any place within or outside the State of California that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Company. Special meetings of the Committee may be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Company.

Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

4.2 Regular Meetings.

Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.

4.3 Special Meetings; Notice.

Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors, or by two (2) Committee members.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member’s address as it is shown on the records of the Company. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

4.4 Quorum.

A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 4.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the Delaware Code, the Articles of Incorporation, and other applicable law.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.

4.5 Waiver of Notice.

Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.

4.6 Adjournment.

A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.

4.7 Notice of Adjournment.

If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.

4.8 Committee Action by Written Consent Without A Meeting.

Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing or by electronic transmission to such action. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Committee. Such action by written consent or electronic transmission shall have the same force and effect as a unanimous vote of the Committee.

ARTICLE V

COMMITTEE MEMBERS

5.1 Chairman of the Committee.

The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Director or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.

5.2 Secretary.

The Secretary shall keep or cause to be kept, at the principal executive office of the Company or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof. If no Secretary of the Committee is appointed by the Board of Directors, the Chairman shall also serve as the Secretary.

The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Company’s Bylaws.

ARTICLE VI

RECORDS AND REPORTS

6.1 Maintenance and Inspection of Charter.

The Company shall keep at its principal executive office the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

6.2 Publication of Charter.

The Company shall publish and maintain a copy of this Charter on its website at all times.

6.3 Minutes and Reports.

The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Company. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.

6.4 Maintenance and Inspection of Minutes.

The records and the minutes of proceedings of the Committee shall be kept at such place or places as are designated by the Board of Directors or, in absence of such designation, at the principal executive office of the Company. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

ARTICLE VII

GENERAL MATTERS

7.1 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware Code shall govern the construction of this Charter. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE VIII

AMENDMENTS

8.1 Amendment by Board of Directors.

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

8.2 Record of Amendments.

Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

ARTICLE IX

INTERPRETATION

Reference in this Charter to any provision of Delaware Code shall be deemed to include all amendments thereof.

APPENDIX D

ENERGY FOCUS, INC.

2008 INCENTIVE STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan was approved by the Board of Directors on May 6, 2008 (the “Effective Date”) subject to stockholder approval. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options which may constitute incentive stock options or non-statutory stock options) or stock appreciation rights

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” shall mean the occurrence of any of the following events:

(i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the Securities and Exchange Commission for the initial offering of Stock to the public.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) “Company” shall mean Energy Focus, Inc., a Delaware corporation.

(h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee. Service as a Consultant shall be considered Service for all purposes of the Plan.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Price” shall mean in the case of an Option the amount for which one Common Share share of stock may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

(l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

(i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

 (o) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p) “Optionee” shall mean an individual or estate who holds an Option or SAR

(q) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered Service for all purposes of the Plan, except as provided in Section 4(a).

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(s) “Participant” shall mean an individual or estate who holds an Award.

(t) “Plan” shall mean this 2008 Incentive Stock Plan of Energy Focus, Inc., as amended from time to time.

(u) “Service” shall mean service as an Employee, Consultant or Outside Director.

     (v) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

     (w) “Stock” shall mean the Common Stock of the Company.

     (x) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Option.

     (y) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

     (z) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

     (aa) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (bb) “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3. ADMINISTRATION.

     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

     (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Options are to be granted under the Plan;

          (v) To select the Optionees;

          (vi) To determine the number of Shares to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement if the Offeree’s or Optionee’s rights or obligations would be adversely affected;

          (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration;

          (x) To determine the disposition of each Option under the Plan in the event of an Optionee’s or Offeree’s divorce or dissolution of marriage;

          (xi) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or Stock Option Agreement

(xiii) To reprice any outstanding Option; repricing shall include any of the following or any other action which has the same effect; (a) lowering the exercise price of an Option after it is granted; (b) ny other action that is treated as a repricing under generally accepted accounting principles; or (c) cancelling an Option at a time when its exercise price exceeds the fair market value of the Stock in exchange for another Option, unless the cancellation and exchange occur in connection with a merger, acquisition, spin-off, or other similar corporate transaction; and

            (xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

     (a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of, Nonstatutory Options

     (b) Automatic Grants to Outside Directors.

           (i) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the adoption of the Plan, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 7,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least three months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable monthly over the 12-month period beginning on the day which is one month after the date of grant, and shall be fully vested and exercisable on the first anniversary of the date of grant. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

          (ii) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the adoption of the Plan, each Outside Director who will serve as Chairman of the BoardChairperson of the Audit and Finance Committee, or Chairperson of the Nominating and the Corporate Government Committee of the Board of Directors thereafter shall receive an Option to purchase 3,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least three months. Each Option granted under this Section 4(b)(iii) shall vest and become exercisable monthly over the 12-month period beginning on the day which is one month after the date of grant, and shall be fully vested and exercisable on the first anniversary of the date of grant. Notwithstanding the foregoing, each Option granted under this Section 4(b)(iii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

          (iii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

          (iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service for any reason shall terminate immediately and may not be exercised.

          (c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

          (d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

          (e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options awarded under the Plan shall not exceed 1,000,000 Shares, plus any Shares remaining available for grant of awards under the Company’s This Plan will also include, on the Effective Date, the shares that are subsequently forfeited or terminated for any other reason before being exercised and unvested Shares that are forfeited pursuant to such plan after the Effective Date of this Plan). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Option/SAR Limitation. Subject to the provisions of Section 11, no Participant may receive Options or SARs under the Plan in any calendar year that relate to more than 1,000,000 Shares.

(c) Additional Shares. If Restricted Shares Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6. RESTRICTED SHARES.

     (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

     (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

     (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

     (e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO and of an NSO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price shall be payable in one of the forms described in Section 8.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

     (f) Exercise of Options Upon Termination of Service. The Optionee may exercise his or her Option during the three (3) month period following termination of the Optionee’s Service with the Company and its Subsidiaries (or such other period of time, not to exceed 12 months, as determined by the Committee at the time of granting the Option or thereafter). Subject to the foregoing, each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reason for termination of Service.

     (g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     (h) Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

     (i) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

     (j) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, adversely affect his or her rights or obligations under such Option.

     (k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

     (a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

     (f) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

     (g) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     (h) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

     (a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     (f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

     (g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, may alter or impair his or her rights or obligations under such SAR.

SECTION 10. STOCK UNITS.

     (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

     (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the

Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

     (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

     (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

     (g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

     (a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

          (ii) The limitations set forth in Section 5(a) and (b);

          (iii) The number of NSOs to be granted to Outside Directors under Section 4(b);

          (iv) The number of Shares covered by each outstanding Option and SAR;

          (v) The Exercise Price under each outstanding Option and SAR; or

          (vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

     (c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

          (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

          (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

          (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

     (d) Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12. DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

     (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

     (b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

     (c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

     A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

     (a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

     (b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

     (c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 16. WITHHOLDING TAXES.

     (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17. LIMITATION ON PARACHUTE PAYMENTS.

     (a) Scope of Limitation. This Section 17 shall apply to an Award only if the independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Optionee or Offeree, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Optionee or Offeree (including the excise tax under section 4999 of the Code), will be greater after the application of this Section 17 than it was before application of this Section 17.

     (b) Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 17, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

     (c) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 17, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Section 17 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     (d) Related Corporations. For purposes of this Section 17, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

SECTION 18. NO EMPLOYMENT RIGHTS.

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically ten (10) years after its adoption by the Board. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 20. EXECUTION.

     To record the adoption of the Plan by the Board of Directors on May 8, 2008, the Company has caused its authorized officer to execute the same.

ENERGY FOCUS, INC.

By:	/s/ Joseph G. Kaveski
Joseph G. Kaveski

By:	/s/ John M. Davenport
John M. Davenport

0004 Energy Focus_03 8/4/08 11:44 AM Page 1

**PROXY**

## ENERGY FOCUS, INC.

**Proxy for Annual Meeting of Shareholders**

The undersigned hereby appoints Joseph G. Kaveski and Nicholas G. Berchtold, or each of them, proxy and attorney-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of stock in Energy Focus, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Company's principal executive offices at 32000 Aurora Road, Solon, Ohio 44139 at 1:00 P.M., local time, September 30, 2008 and at any adjournment or postponement thereof as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated August 8, 2008 (the 'Proxy Statement'), receipt of which is hereby acknowledged.

**(Continued, and to be marked, dated and signed, on the other side)**

**Address Change/Comments** (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

**PRINT AUTHORIZATION** *(THIS BOXED AREA DOES NOT PRINT)*

**To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013**

**SIGNATURE:**________________ **DATE:**______ **TIME:**______

**Registered Quantity (common)** 540 **Broker Quantity** 200

0004 Energy Focus_03 8/4/08 11:44 AM Page 2

The shares represented hereby will be voted as specified. If no specification is made, such shares will be voted FOR the nominees listed below, FOR proposal 2 with the discretion of the proxies on any other matters as may properly come before the Annual Meeting. **THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.**

Mark Here for Address Change or Comments ☐
**PLEASE SEE REVERSE SIDE**

| | FOR | WITHHOLD AUTHORITY |
|---|---|---|
| 1. To elect the following individuals: | ☐ | ☐ |

01 John M Davenport
02 J. James Finnerty
03 Lawrence V. Goddard
04 Michael Kasper
05 Joseph G. Kaveski
06 Paul von Paumgartten
07 David N. Ruckert
08 Philip E. Wolfson

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. To approve the adoption of the new 2008 Energy Focus, Inc. Stock Incentive Plan. | ☐ | ☐ | ☐ |

3. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

**IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED, STAMPED ENVELOPE**

| | YES | NO |
|---|---|---|
| I PLAN TO ATTEND | ☐ | ☐ |

Signature ______________________ Signature ______________________ Date __________

**NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.**

▲ **FOLD AND DETACH HERE** ▲

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